CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts - Safeco Funds", in the Combined Proxy Statement (of Safeco Common Stock Trust, Safeco Taxable Bond Trust, Safeco Tax-Exempt Bond Trust, Safeco Managed Bond Trust and Safeco Money Market Trust) and Prospectus for Investor Class Shares of Pioneer International Equity Fund, and to the incorporation by reference of our report dated January 30, 2004, with respect to the financial statements and financial highlights of Safeco International Stock Fund included in the Safeco Common Stock Trust Annual Report for the year ended December 31, 2003, in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer International Equity Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.1(f)) in the Agreement and Plan of Reorganization included as Annex A to the Combined Proxy Statement and Prospectus.

We also consent to the references to our firm under the captions "Independent Auditors" and "Financial Statements" in the Safeco Common Stock Trust Statement of Additional Information, and to the incorporation by reference of our report, dated January 30, 2004, on the financial statements and financial highlights of Safeco International Stock Fund included in the Safeco Common Stock Trust Annual Report for the year ended December 31, 2003, in Post-Effective Amendment No. 33 to the Registration Statement (Form N-1A, File Nos. 33-36700/811-6167), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001193125-04-072454), which is incorporated by reference into the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer International Equity Fund.



Seattle, Washington
August 18, 2004                                         /s/ ERNST & YOUNG LLP

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" and "Experts - Pioneer Funds", in the Combined Proxy Statement (of Safeco Common Stock Trust, Safeco Taxable Bond Trust, Safeco Tax-Exempt Bond Trust, Safeco Managed Bond Trust and Safeco Money Market Trust) and Prospectus for Investor Class Shares of Pioneer International Equity Fund, and Prospectus for Investor Class Shares of the Pioneer International Equity Fund and to the incorporation by reference of our report dated May 12, 2004, with respect to the financial statements and financial highlights of Pioneer International Equity Fund, included in the Annual Report to the Shareowners for the year ended March 31, 2004, in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer International Equity Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(g)) in the Agreement and Plan of Reorganization included as Annex A to the Combined Proxy Statements and Prospectus.

We also consent to the references to our firm under the captions "Independent Auditors" and "Financial Statements" in the Pioneer International Equity Fund Class A, Class B, Class C and Class Y Shares Statement of Additional Information, and to the incorporation by reference of our report, dated May 12, 2004, on the financial statements and financial highlights of Pioneer International Equity Fund included in the Annual Report to the Shareowners for the year ended March 31, 2004, in Post-Effective Amendment No. 13 to the Registration Statement (Form N-1A, File Nos. 333-09079; 811-07733), as filed with the Securities and Exchange Commission on August 6, 2004 (Accession No. 0001016964-04-000339), which is incorporated by reference into the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer International Equity Fund.


                                                           /s/ ERNST & YOUNG LLP
Boston, Massachusetts
August 18, 2004